Exhibit 99.1

Collective Audience to Report Record Pro Forma Revenue for Q3 2024; Provides 2025 Growth Outlook

Following Major Acquisitions and Subsequent Growth in Client Campaign Bookings in November, Company Reiterates Outlook for Record Full Year 2024 Pro Forma Revenue with Positive Adjusted EBITDA

New York, NY, November 18, 2024 – Collective Audience, Inc. (OTCQB: CAUD), a leading innovator of audience-based performance advertising and media for the open web, expects to report record revenue of a pro forma basis for the third quarter ended September 30, 2024.

The growth is being driven primarily by the contribution of two transformative acquisitions, DSL Digital and BeOp, and their accelerating growth post-acquisition.

The company expects to report third quarter 2024 pro forma revenue of approximately $1.8 million, up 65% from the previous quarter. Adjusted EBITDA for the third quarter is expected to total a loss of approximately $92,000, representing an 88% improvement from the previous quarter.

The company anticipates further gains in revenue and adjusted EBITDA performance in the current fourth quarter. These preliminary results are in line with the company’s previously stated outlook of $7.5 million in revenue and positive adjusted EBITDA on a pro forma basis.

The company acquired the marketing-as-a-service provider, DSL Digital in July, which brought to Collective Audience multi-million-dollar annual profitable revenues that are being generated by a global services team and their proprietary Copycraft AI technology.

In August, Collective Audience acquired France based BeOp, with its advanced AdTech cloud platform technology that is now powering Collective Audience’s AudienceCloud infrastructure for advertising on the open web.

Collective Audience’s positive outlook is supported by recent major new bookings with Fortune 1000 clients and major brands valued at more than $2.2 million in Q4.

“We’re excited to start showing the strengthened enterprise value and foundation we have built over the past year, and we are encouraged by the new high-value engagements secured by our two new acquisitions,” said Collective Audience CEO, Peter Bordes. “Given this momentum, we are clearly at a major pivotal stage in our growth trajectory, and we see this trajectory benefiting from the tailwinds of major industry changes currently underway.”

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Bordes points out how recent regulatory changes, such as the FCC TCPA one-to-one consent rule related to lead generation and consumer privacy, will uniquely benefit the company. The company’s audience cloud capabilities enable brands to connect directly with consumers and route their data directly to the CRM or DMP (data management platform) of the brands or publishers. These unique capabilities position Collective Audience to become the go-to leader in audience-based performance advertising and media platform for the open web.

Collective Audience believes it has emerged as the leading company currently able to provide the required infrastructure solutions for these new consumer privacy regulations. This advantage creates a significant window of opportunity for Collective Audience to accelerate its market share as legacy platforms struggle to adapt and reposition. Many competitors may potentially go out of business, if not open vast partnership opportunities for Collective Audience with AdTech and media companies looking to survive the regulatory changes.

The company is preparing to launch several new products, including a full programmatic layer integration enabling all trading desks to access AudienceDesk’s direct publisher inventory, and a new VAST video advertising channel for interactive in-stream YouTube or video ad units that enable video ad experiences. According to Bordes: “We have received very positive preliminary data when testing with the FDA, generating 3x the traditional performance and 80% completion rates with audience participants interacting with our video ads. We look forward to sharing more on these new next generation products over the coming weeks, with this part of a very robust product release roadmap that extends through the first quarter of 2025.”

“For the remainder of the year, we will be focused on executing our corporate development roadmap,” added Bordes. “This includes the full integration and optimization of our global teams, technologies, and products in preparation for expanding organic and acquisitive growth in 2025.”

Based on its current pace of business growth, combined with the anticipated positive impact of new product offerings, Collective Audience expects to see more than 80% revenue growth in 2025. This organic growth would be in addition to the potential contributions of one or more acquisitions which the company is currently in discussions or evaluating. The company sees the current market conditions and regulatory environment providing a ‘target rich’ environment for accretive and highly synergistic M&A.

Given the general accounting factors related to the integration of its most recent international acquisition, France-based BeOp, Collective Audience remains in the process of completing its reporting for the third quarter and plans to file its Form 10-Q within the allotted extension period.

The pro forma unaudited results presented in this press release are estimates only and are subject to revision until the company officially reports its audited results for the full year of 2024.

About Collective Audience
Collective Audience provides an innovative audience-based performance advertising and media platform for brands, agencies and publishers. The company has introduced a new open, interconnected, data driven, digital advertising and media ecosystem for the open web that eliminates many inefficiencies in the digital ad buyer and seller process for brands, agencies and publishers. It delivers long sought-after visibility, complementary technology, and unique audience data that drives focus on performance, brand reach, traffic and transactions.

For the AdTech providers and media buyers who come onto Collective Audience’s platform, they will be able to leverage audience data as a new asset class, powered by AI as an intelligence layer to guide decision making.

To learn more, visit collectiveaudience.co.

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Important Cautions Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the company’s future financial performance, as well as the company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Collective Audience and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Collective Audience. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the company; the overall level of consumer demand for Collective Audience’s or DSL Digital’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Collective Audience’s and DSL Digital’s customers; Collective Audience’s and DSL’s ability to implement their business strategy; the ability to successfully integrate DSL Digital into Collective Audience’s operations; changes in governmental regulation, Collective Audience’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Collective Audience’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Collective Audience’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Collective Audience’s information systems; changes in tax laws and liabilities, legal, regulatory, political and economic risks. More information on potential factors that could affect Collective Audience’s financial results is included from time to time in Collective Audience’s public reports filed with the SEC. If any of these risks materialize or Collective Audience’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Collective Audience presently knows, or that Collective Audience currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Collective Audience’s expectations, plans or forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Collective Audience anticipates that subsequent events and developments will cause their assessments to change. However, while Collective Audience may elect to update these forward-looking statements at some point in the future, Collective Audience specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Collective Audience’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Company Contact:

Peter Bordes, CEO
Collective Audience, Inc.
Email contact

Investor Contact:
Ron Both or Grant Stude

CMA Investor & Media Relations
Tel (949) 432-7566
Email contact

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